UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________
FORM 8-K

_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 4, 2018
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SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)
  _______________________________

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California		94538
(Address of principal executive offices)		(Zip Code)
(510) 656-3333
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.	Results of Operations and Financial Condition.
The information in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
On January 9, 2018, SYNNEX Corporation (“SYNNEX”) issued a press release regarding SYNNEX’ financial results for its fiscal fourth quarter and year ended November 30, 2017 and the announcement of a dividend in the amount of $0.35 for such fourth quarter. The full text of SYNNEX’ press release is furnished herewith as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Retirement of Kevin Murai and Appointment of a New Chief Executive Officer
On January 9, 2018, SYNNEX issued a press release regarding the appointment of Dennis Polk as SYNNEX’ President and Chief Executive Officer, with such appointment becoming effective on March 1, 2018. Mr. Polk will remain on the board of directors. At such time that Mr. Polk’s appointment becomes effective, Mr. Murai will cease to serve as President and Chief Executive Officer of SYNNEX, but will remain an employee of SYNNEX and on the board of directors. Mr. Murai’s retirement as President and Chief Executive Officer was not caused by any disagreement with SYNNEX. The full text of SYNNEX’ press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.
Effective March 1, 2018, Mr. Murai will become Chairman of the Board of SYNNEX and Dwight Steffensen will become Lead Director. In addition, the nominating and corporate governance committee of the board of directors approved an annual compensation of $80,000 for the Lead Director.
Mr. Polk, age 51, has served as a member of the board of directors since February 2012. Mr. Polk joined SYNNEX in February 2002 as Senior Vice President of Corporate Finance and in the same year became Chief Financial Officer. In July 2006, he was promoted to Chief Operating Officer. Mr. Polk also serves on the board of directors of Terreno Realty Corporation. SYNNEX believes Mr. Polk’s leadership experience and industry knowledge qualify him to serve as President and Chief Executive Officer and as a member of SYNNEX’ board of directors.
There is no arrangement or understanding between Mr. Polk and any other person pursuant to which Mr. Polk was elected as SYNNEX’ President and Chief Executive Officer or as a director. Except as described herein, there are no existing or currently proposed transactions to which SYNNEX or any of its subsidiaries is a party and in which Mr. Polk has a direct or indirect material interest. There are no family relationships between Mr. Polk and any of the directors or officers of SYNNEX or any of its subsidiaries.
In connection with Mr. Polk’s appointment, SYNNEX entered into an employment agreement with Mr. Polk (the “Employment Agreement”). Pursuant to the terms of his Employment Agreement, Mr. Polk will receive a starting base salary at the rate of $675,000 per year and will be eligible to receive an annual cash bonus targeted at 2.5 times his base salary, with the actual amount of the bonus based on the achievement of performance goals established by the board of directors or compensation committee of the board of directors. In addition, the compensation committee of the board of directors has approved the grant of two equity awards to Mr. Polk to occur on or about his start date as President and Chief Executive Officer: (a) a non-statutory stock option to acquire common stock of SYNNEX with a fair market value of approximately $1,050,000, and (b) restricted stock of SYNNEX with a fair market value of approximately $375,000, in accordance with SYNNEX’ 2013 Stock Incentive Plan, as amended. Separately, the compensation committee of the board of directors awarded Mr. Polk a cash bonus of $630,000, payable in a single sum, in recognition of his additional responsibilities and support of Kevin Murai through the end of 2017.
The Employment Agreement also provides for certain payments to Mr. Polk in the event of a termination without “cause” (as such term is defined in the Employment Agreement), following a change of control of SYNNEX. In addition, the Employment Agreement contains certain restrictive covenants, including a non-competition and confidentiality provision, for the benefit of SYNNEX. The foregoing summary of certain terms of the Employment Agreement is qualified in its entirety by the terms of the Employment Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events.
SYNNEX has established record and meeting dates for its 2018 Annual Meeting of Stockholders. SYNNEX stockholders of record at the close of business on February 6, 2018, will be entitled to notice of the meeting and to vote upon matters considered at the meeting. The meeting will be held in Fremont, California at SYNNEX’ headquarters located at 44201 Nobel Drive, beginning at 10:00 a.m. PT on March 20, 2018.
A stockholder proposal not included in the proxy statement for SYNNEX’ 2018 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to SYNNEX’ Corporate Secretary at its headquarters and otherwise complies with the provisions of SYNNEX’ Bylaws. To be timely, SYNNEX’ Bylaws provide that SYNNEX must have received the stockholder’s notice not less than 50 days nor more than 75 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 65 days prior to the meeting date, SYNNEX must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day SYNNEX mailed notice of the annual meeting date or provided such public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting. For SYNNEX’ 2018 Annual Meeting of Stockholders, stockholders must submit written notice to the Corporate Secretary in accordance with the foregoing Bylaw provisions no later than the close of business on January 29, 2018.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, by and between SYNNEX and Dennis Polk, dated as of January 4, 2018.
99.1	SYNNEX Press Release dated January 9, 2018 regarding financial results.
99.2	SYNNEX Press Release dated January 9, 2018 regarding leadership changes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 9, 2018

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, by and between SYNNEX and Dennis Polk, dated as of January 4, 2018.
99.1	SYNNEX Press Release dated January 9, 2018 regarding financial results.
99.2	SYNNEX Press Release dated January 9, 2018 regarding leadership changes.

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